UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2009

SourceForge, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450
Mountain View, CA  94041
(Address of principal executive offices, including zip code)

(650) 694-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           On June 15, 2009, SourceForge, Inc. (the “Registrant”) issued a press release announcing the appointment on June 10, 2009 of Michael E. Sileck, Jr., age 49, to the Registrant’s Board of Directors (the “Board”).  The Board appointed Mr. Sileck as a Class II director, effective June 10, 2009, with a term expiring at the annual meeting following the close of fiscal year 2010.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Mr. Sileck was also appointed Chairman of the Audit Committee of the Registrant’s Board.

Pursuant to the Registrant’s compensation policies for independent, non-employee members of the Board, member compensation, as detailed in the Registrant’s Current Report on Form 8-K dated September 5, 2007 (Commission File No. 000-28369) and in the Registrant’s Proxy Statement for its 2008 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on October 21, 2008, Mr. Sileck was granted an option to purchase 70,000 shares of the Registrant’s Common Stock, vesting over a period of three years, with one quarter vesting on the date of grant and one thirty-sixth vesting each month thereafter. The vesting of this option will automatically accelerate upon a change of control of the Registrant. Mr. Sileck will also be entitled to receive cash compensation and additional restricted stock grants in accordance with Registrant’s standard non-employee director compensation policies, which provide that, among other things, each non-employee director receives an annual retainer of $20,000, $2,500 for in-person attendance at regularly-scheduled Board meetings, $1,250 for telephonic participation at regularly-scheduled Board meetings, and $500 for in person attendance or telephonic participation at any special unscheduled Board meetings.  Also in accordance with the Registrant’s standard non-employee director compensation policies, Mr. Sileck will also be entitled to receive an annual retainer of $10,000 as chairperson of the Audit Committee of the Board (the “Audit Committee”), as well as $1,500 for in person attendance or telephonic participation for any Audit Committee meetings.

There are no family relationships between Mr. Sileck and any executive officers, directors, or other employees of the Registrant. Mr. Sileck has no material interests in any transactions or proposed transactions with the Registrant.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by SourceForge, Inc. on June 15, 2009 entitled “SourceForge Appoints Michael Sileck to Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCEFORGE, INC. a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President and Chief Financial Officer

Date:  June 15, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by SourceForge, Inc. on June 15, 2009 entitled “SourceForge Appoints Michael Sileck to Board of Directors”